SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): June 18, 2000


                           Medical Manager Corporation
             (Exact name of Registrant as specified in its charter)


   Delaware                          0-17822                   22-2975182
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


669 River Drive, River Drive, Center Two
         Elmwood Park, NJ                                       07407- 1361
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (201) 703-3400



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Item 5.  Other Events

         A copy of a joint press release issued by Healtheon/WebMD, Medical Manager and CareInsite on June 19, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibit 99.1      Joint Press Release, dated June 19,
                                 2000, by Healtheon/WebMD Corporation,
                                 Medical Manager Corporation and CareInsite,
                                 Inc.


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                                  EXHIBIT INDEX


Exhibit
  No.          Description
-------        -----------

 99.1 Joint Press Release, dated June 19, 2000, by Healtheon/WebMD Corporation, Medical Manager Corporation and CareInsite, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDICAL MANAGER CORPORATION



Date:    June 19,  2000                   By: /s/ Charles A. Mele
                                              ----------------------------------
                                           Name:   Charles A. Mele
                                           Title:  Executive Vice President --
                                                   General Counsel and Secretary